Exhibit 10.10

PROCUREMENT CONTRACT

BETWEEN

Buyer:

Xccntz Limited

ADDRESS: 44/F, Office Tower, Convention Plaza 1 Harbour Road
Wanchai, Hong Kong

AND

Seller:

***

ADDRESS: ***

After friendly negotiation, the Buyer and Seller signed this sales contract on the purchase and sale of equipment (electronic computers, servers, etc.), the specific terms of which are as follows:

买、卖双方经友好协商，就买方购买、卖方出售（电子计算机*服务器等设备）事宜，签订此销售合同，具体条款如下：

1. Product name, specifications, unit, quantity, and price

1. 设备名称、规格型号、单位、数量和价格

Serial No 序号	Product Name 名称	Specifications 规格型号	Unit Pric 单价/T （USD$/T）	Quantity 数量	Amount 金额 （USD$）
1	Electronic Computer *Server 电子计算机*服务器	***	***	***	***

1) Total contract amount: USD $ 【 *** 】.

合同总金额：美金【 *** 】元 （大写美金：【 *** 】）。

2) The mode of delivery of the goods shall be Buyer's self-collection, the freight cost shall be borne by the Buyer.

2)货物运送方式为买方自提，运费由买方承担。

3)The place of delivery is ***

3) 交货地点为 *** 。

4) The Buyer purchases the goods in batches according to the Clause 1 of this contract.

4) 买方分批向卖方采购货物。

5)The quantity of each purchase shall be subject to the actual requirement of the Buyer, including but not limited to the requirements notified by the Buyer through written notice, email or we-chat.

5) 每次采购的数量应以买方的实际要求为准，包括但不限于买方通过书面通知、电子邮件或者微信告知的要求。

2. The warranty details of *** All the machines have one-year warranty provided by the Bitmain official, starting from the time when the machines departure from the factory of Bitmain.

2. *** 机器质保期：官方质保期一年，从机器离开比特大陆工厂开始计算。

3. Packaging: All new machines are equipped with new package (with form protection) for this batch.

3.包装: 所有全新机器配置全新包装（内有泡沫保护）。

4. Payment method and Lead Time

4. 付款方式和发货期

4.1 The transaction under this Contract is expected to be completed before October 20, 2023 and the specific date is subject to actual occurrence.

4.1 本合同项下的交易预估在 2023 年 10 月 20 日前完成，具体日期以实际发生为准。

4.2 The Seller shall deliver the corresponding goods to the Buyer after receiving the payment from the Buyer.

4.2 卖方在收到买方支付的货款后，向买方交付对应的货物。

4.3 Seller appoints the following bank account to receive the payment from the Buyer.

4.3 卖方指定以下银行账户接收买方付款：

***

5. Delivery of the equipment: After the equipment is delivered to the first carrier, the seller is deemed to have completed the delivery of the equipment, the ownership of the equipment is transferred to the Buyer, and the risk of transportation, insurance and damage to and demolishment of all equipment is borne by the Buyer.

5.设备交付：在设备交付第一承运人后，即视为卖方完成设备交付，设备所有权转移至买方，所有设备的运输、保险及损坏、灭失的风险由买方全部承担。

6. The After-sale service policy is listed below, and once the goods are purchased, it is considered to

agree to the following policy:

6. 本产品售后服务政策如下，一旦购买，即视为对本政策的认同：

6.1 Due to the predictability nature of the profit made out of the mining machine equipment, after the Buyer has confirmed the goods as listed in this Contract and has made the payment, it may not apply for return of the goods or refund;

6.1 鉴于矿机设备的收益产生可期待性，买方确定购买本合同项下设备并付款后，不得申请退货或退款；

7. Any dispute, whether contractual or not, arising out of or in connection with this contract (including any question regarding its existence, validity or termination) shall be referred to and finally resolved by arbitration in Hong Kong in accordance with the Arbitration Rules of the HongKong International Arbitration Centre (HKIAC) under the HIKAC Adminstered Arbitration Rules inforce when the Notice of Arbitration is submitted. The arbitration tribunal shall consist of one (1) arbitrator to be appointed in accordance with the HKIAC Rules. The language of the arbitration shall be Chinese.

7. 由本合同引起的或与本合同有关的任何争议或诉讼(包括有关本合同存在、效力或终止的任何问题)均应提交香港国际仲裁中心，并根据仲裁通知提交时生效的香港国际仲裁中心管理仲裁规则（"HKIAC 规则"），在香港仲裁并进行最终解决。仲裁庭应由一(1)名仲裁员组成，由 HKIAC 规则指定。仲裁语言应为中文。

8. If there are any matters not covered by the contract, they shall be negotiated amicably and the results of the negotiations and the dealings shall be recorded in the form of a Supplementary Agreement, which shall have the same legal effect as the Contract.

8.合同如有未尽事宜另行友好协商，协商和处理结果以《补充协议》形式作为合同内容，与合同具有同等法律效力。

9. This contract and its annexes shall be in two copies, one for each party, both having equal legal effect.

9. 本合同及合同附件一式贰份，双方各执壹份，均具有同等法律效力。

10. This Contract consists of an English version and a Chinese version. For any inconsistency between the two, the Chinese version shall prevail.

10.本合同由英文版本和中文版组成，二者不一致的，以中文版为准。

---以下无正文，为签署---

------------------------------The space below is left blank except for execution -------------------------

Buyer 买方:	Seller 卖方:
Xcentz Limited	***
Agreed and signed by the Buyer:	Agreed and signed by the Seller:
买方同意并签署：	卖方同意并签署：
***	***
Date 日期:	Date 日期:
2023.9.28	